Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,378,299.58
Previously Paid Amount	0.00
Total Fee Amount	2,354.42
Total Offset Amount	0.00
Net Fee	$ 2,354.42